Management Presentation February 2015 on and ourth Quarter 2014 Financial Results February 12, 2015

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995; particularly statements regarding future financial and operating results of Time Inc. (the “Company”) and its business. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied in this presentation due to changes in economic, business, competitive, technological, strategic, regulatory and/or other factors. More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Registration Statement on Form 10 as amended on May 8, 2014 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP financial measures such as operating income before depreciation and amortization (“OIBDA”), Adjusted OIBDA, Adjusted Diluted EPS and Free Cash Flow, as included in this presentation, are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”). Definitions of these measures and reconciliations to the most directly-comparable GAAP measures are contained in the applicable earnings release and trending schedules for the relevant period, which are available on the Company’s Web site at https://invest.timeinc.com. Our non-GAAP financial measures have limitations as analytical and comparative tools and you should consider OIBDA, Adjusted OIBDA, and Free Cash Flow in addition to, and not as a substitute for, the Company’s Operating Income, and various cash flow measures (e.g., Cash Provided by Operations), as well as other measures of financial and liquidity reported in accordance with GAAP. Note: Throughout the presentation, certain numbers will not sum to the total due to rounding. Disclaimer

3 • Reposition the company for its return to growth: Select growth and investment initiatives • Cost base transformation: Protect cash flows and free up resources to fund transformation • Strong cash performance: $519 million cash balance at year-end 2014 • Portfolio management: Continue to explore strategic alternatives and potential sale of non-core assets Highlights of Transformation

REVENUE TRANSFORMATION 4

• In-house think-tank supports centrally-led sales • Brings custom solutions to our advertising partners • Collaborates with edit to integrate marketing across our brand portfolio Revenue Transformation – Advertising 5 • Reinvented central sales team to leverage collective strength of Time Inc. • Elevates conversations to the CMO level; through these relationships, we can promote ideas, premium content, and influence the overall media mix Centralized Sales Force Time Inc. Native Studio Programmatic Building Digital Audience • Participate in private marketplaces and premium programmatic where we earn higher CPMs for quality • Offer advertising partners the automation to connect directly with our scale audiences, safe environments and data assets • Move toward a modern content strategy of lower cost, higher volume and optimization for mobile, video, social and search • During 2014, video production increased by more than one-third, and user initiated video streams rose by a triple digits percentage YOY • Outbrain multi-year agreement worth >$100 million

Revenue Transformation – Consumer Marketing

Data Initiative	• Move Time Inc. towards being a more data-driven organization • Invest in CRM technologies and data science competency • Personalize the audience experience; more effectively target consumers at all stages of the marketing funnel; and offer data and insights to advertising partners
Paid Content Strategy	• Test metered paywall technology across many of our titles in 2015 • Drive anonymous visitors to become registered users; convert into brand product purchasers; and promote other products and services
Optimize Pricing, Channels, Offers and Partnerships	• Kicked off deep dive into circulation pricing practices • Analyzing price elasticity and ability to boost subscription profitability at various price levels • Build non-traditional channels and unique offers
Next Issue Media (NIM)	• In December 2014, KKR made a $50 million investment in NIM • NIM is an "all-you-can-eat" digital subscription provider of 140+ magazines with two price points – $9.99 for monthlies and $14.99 for monthlies and weeklies • Could improve the performance of our digital circulation revenues

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Revenue Transformation – Adjacent Opportunities

Fashion InStyle Network	• Time Inc. is bringing together a content, services and commerce platform under the InStyle umbrella • In addition to premium fashion and beauty content, the network will add utilities including online personal shopping and e-commerce
Video/TV	• During 4Q14, Time Inc. formalized a partnership to centralize and expand our development of long-form video production • Managed-risk approach will include co-financing independent and documentary films; production within niche categories; and exploration of SVOD
Experiential Live Events	• Time Inc. has a portfolio of leading events and tent-pole franchises • We are exploring opportunities to transform these individual brand-led events into a centralized function to leverage the opportunities within and across our brands
New Products and Services	• E.G., Cooking Light Diet, Cozi, Keaton Row, Next Issue Media, The Snug, The Salon by InStyle (licensing partnership with JC Penney), UK Cycling Events

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FINANCIAL OVERVIEW 8

9  Adjusted OIBDA was $203 million or essentially flat versus 2013; excluding the impact of Corporate Transactions1 Adjusted OIBDA would have increased 5%  Growth of digital advertising revenues continued to accelerate – up 34% versus 2013 excluding the impact of Corporate Transactions  Print & other advertising revenues declined 8% versus 2013 excluding the impact of Corporate Transactions  Subscription, newsstand and other revenues were roughly in-line with our expectations  Total operating expenses excluding the impact of the Corporate Transactions declined 6%  Very strong cash generation in the fourth quarter with an ending cash balance of $519 million - Free cash flows of $100 million during 4Q - In addition, closed on sale of real estate assets in Menlo Park, CA and Birmingham, AL 4Q14 Financial Highlights 1 The acquisition of Cozi, the exit from the CNNMoney.com partnership, and the sale of Grupo Editorial Expansión (“GEX”) are collectively referred to as “Corporate Transactions” in all 4Q comparisons in this presentation. The Affluent Media Group (“AMG”) was acquired in 4Q13 and as a result is included in all 4Q comparisons. For full-year comparisons, “Corporate Transactions” also includes the AMG acquisition.

10 4Q14 Total Revenues $MM  Total revenues down 7%  Down 4% excluding Corporate Transactions - 4Q represents the lowest rate of decline for all of 2014 $966 $895 4Q13 4Q14 Highlights

11 4Q14 Advertising Revenues  Total advertising revenues down 8%; down 2% excluding Corporate Transactions  Print and other advertising down 10%; down 8% excluding Corporate Transactions - Continued to outperform the industry; Time Inc. domestic ad pages declined 9% versus 12% decline for the industry (PIB December)  Digital Advertising up 2%; up 34% excluding Corporate Transactions - Includes positive impact from the launch of Fortune.com and Money.com (+9% pts) - December 2014 unique visitors up 32%1 versus 2013, excluding CNNMoney.com $MM Highlights Digital Advertising Print and Other Advertising $455 $85 $540 $409 $87 $496 4Q13 4Q14 1 Source: comScore Multi-Platform; December 2014 total U.S. unique visitors to our U.S. sites totaled 97.8 million

Other Circulation Revenue Newsstand Revenue Subscription Revenue 12 4Q14 Circulation Revenues  Continued subscription and newsstand softness  Subscription revenues down 7% - Excluding Corporate Transactions down 6% - Includes negative impact related to subscription acquisition activities vs. prior year quarter (-1% pt)  Newsstand Revenue down 12% - No significant impact from Corporate Transactions - Fewer special issues at People adversely impacted (-2% pts) $MM $205 $191 $313 $288 Highlights $101 $89 $7 $8 4Q13 4Q14

13 4Q14 Other Revenues  Other revenues down 2% and flat excluding Corporate Transactions  Book and bookazine business experienced year-over-year weakness  Strong performance from higher marketing support services and Fortune’s Most Powerful Women Summit provided offset $MM $113 $111 Highlights 4Q13 4Q14

Costs of Revenues (COR) SG&A 14 4Q14 Operating Expenses  Operating Expenses1 down 9% and down 6% excluding Corporate Transactions  Cost of Revenues down 15%, down 12% excluding Corporate Transactions - Production down 20%, down 19% excluding Corporate Transactions - Editorial down 12% and down 6% excluding Corporate Transactions - Other up 30% and up 53% excluding Corporate Transactions  SG&A1 down 3%, and flat excluding Corporate Transactions  Comparability items: - Public company costs: SG&A $(5) - Stock compensation: COR $(1) and SG&A $(5) - Reclassification from SG&A to COR- Production of approx. $20 million in 4Q13 $693 $762 $368 $MM Highlights $381 $381 $325 4Q13 4Q14 1 Pension settlement charges of $1 million are included within SG&A within the Statement of Operations and are excluded from our definition of Adjusted OIBDA

1 2 15 4Q14 Adjusted OIBDA  Adjusted OIBDA of $203 million was essentially flat YOY  Excluding Corporate Transactions, Adjusted OIBDA would have been up 5%  2014 Full Year Adjusted OIBDA = $524 million - Excluding adverse impact of $30 million associated with the wholesaler transition which was announced on May 27, 2014, Adjusted OIBDA would have been $554 million $MM $204 $203 Highlights 4Q 3 4Q14

1 2 16 4Q14 Cash Flow Update $MM Free Cash Flow1 Highlights Cash Balance Walk $156 $100 4Q13 4Q14  4Q14 Free Cash Flow included: - Cash interest payments of $27 million  Real estate cash proceeds of $131 million; other cash proceeds of $4 million  As of 12/31/14, net leverage ratio of 1.7x - Target net leverage ratio 2.0x to 2.5x  Cash dividend of $0.19 per share ($21 million) paid on December 15, 2014 1 Free cash flow is defined as cash provided by (used in) operations less capital expenditures. Beginning Cash Balance 9/30/14 $325 Free Cash Flow 100 Proceeds from sale of assets 135 Dividend (21) Investments (9) Term Loan Amortization (2) Other (9) Ending Cash Balance 12/31/14 $519

OUTLOOK & ASSUMPTIONS 17

18 Time Inc. Outlook for 2015 $MM 2014 Actual Full Year 2015 Outlook Range Revenues – as reported (2.2%) (3%) to (6%) Revenues – ex. Corporate Transactions (5.3%) (1.5%) to (4.5%) Impact of 2014 wholesaler transition ($22) 70 bps Forecasted impact of stronger USD1 ------ (120 bps) Adjusted OIBDA2 $524 $440 to $490 Impact of 2014 wholesaler transition ($30) ------ One-time real estate expense ------ ($45) Investment spending, net ------ ($45) Capital expenditures $41 $210 to $220 Real estate related $9 $140 to $150 Core & growth $32 $70 1 Assumes USD to GBP exchange rate of 1.50; 2 We define Adjusted OIBDA as OIBDA adjusted for impairments of Goodwill, intangibles, fixed assets and investment, Restructuring and severance costs, gains and losses on operating assets, pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions, investments and dispositions.

Q&A

20 APPENDIX

21 Schedule I TIME INC. RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA (Unaudited; in millions) ______________ (1) OIBDA is defined as Operating income (loss) less depreciation and amortization. (2) Pension settlement charges in connection with our domestic pension plan are included with Selling, general and administrative expenses within the Statements of Operations. (3) Other costs during the year ended December 31, 2014, related to the spin-off and transaction related costs for acquisitions and dispositions during the period, are included within Selling, general and administrative expenses within the Statements of Operations. (4) Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangibles, fixed assets and investment; Restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions, investments and dispositions. Three Months Ended December 31, Year Ended December 31, 2014 2013 2014 2013 Operating income $ 215 $ 100 $ 180 $ 330 Depreciation 24 21 101 85 Amortization of intangible assets 20 12 78 42 OIBDA(1) 259 133 359 457 Asset impairments — 79 26 79 Goodwill impairment — — 26 — Restructuring and severance costs 28 5 192 63 (Gain) loss on operating assets (85) (13) (87) (13) Pension settlements and curtailments(2) 1 — 1 — Other costs(3) — — 7 1 Adjusted OIBDA(4) $ 203 $ 204 $ 524 $ 587

Schedule II

TIME INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME
(Unaudited; in millions)

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013		
	Gross Impact	Tax Impact	Net Impact	Gross Impact	Tax Impact	Net Impact
Net income	$ 188	$ (43)	$ 145	$ 101	$ (35)	$ 66
Asset impairments	—	—	—	79	(28)	51
Goodwill impairment	—	—	—	—	—	—
Restructuring and severance costs	28	(10)	18	5	(4)	1
(Gain) loss on operating assets	(85)	1	(84)	(13)	5	(8)
Pension settlements and curtailments	1	—	1	—	—	—
Other costs	—	—	—	—	—	—
Adjusted Net Income (Loss)(1)	$ 132	$ (52)	$ 80	$ 172	$ (62)	$ 110

	Year Ended December 31, 2014			Year Ended December 31, 2013		
	Gross Impact	Tax Impact	Net Impact	Gross Impact	Tax Impact	Net Impact
Net income	$ 123	$ (36)	$ 87	$ 326	$ (125)	$ 201
Asset impairments	26	(10)	16	79	(28)	51
Goodwill impairment	26	3	29	—	—	—
Restructuring and severance costs	192	(71)	121	63	(22)	41
(Gain) loss on operating assets	(87)	1	(86)	(13)	5	(8)
Pension settlements and curtailments	1	—	1	—	—	—
Other costs	7	(1)	6	1	—	1
Adjusted Net Income (Loss)(1)	$ 288	$ (114)	$ 174	$ 456	$ (170)	$ 286

(1) Adjusted Net Income is defined as Net income adjusted for impairments of Goodwill, intangibles, fixed assets and investments; Restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments; Other costs related to mergers, acquisitions, investments and dispositions; as well as the impact of income taxes on the above items.

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23 Schedule III TIME INC. RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS (Unaudited) ______________ (1) Adjusted Diluted EPS is defined as Diluted EPS adjusted for impairments of Goodwill, intangibles, fixed assets and investments; Restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions, investments and dispositions; net of the impact of income taxes. Three Months Ended December 31, Year Ended December 31, 2014 2013 2014 2013 Diluted EPS $ 1.32 $ 0.61 $ 0.80 $ 1.85 Asset impairments, net of tax per share — 0.47 0.15 0.47 Goodwill impairment, net of tax per share — — 0.26 — Restructuring and severance costs, net of tax per share 0.16 0.01 1.10 0.38 (Gain) loss on operating assets, net of tax per share (0.76) (0.07) (0.79) (0.07) Pension settlements and curtailments 0.01 — 0.01 — Other costs, net of tax per share — — 0.05 0.01 Adjusted Diluted EPS(1) $ 0.73 $ 1.02 $ 1.58 $ 2.64

24 Schedule IV TIME INC. RECONCILIATION OF CASH PROVIDED BY OPERATIONS TO FREE CASH FLOW (Unaudited; in millions) ______________ (1) Free Cash Flow is defined as Cash provided by (used in) operations, less Capital expenditures. (2) Free Cash Flow for the year ended December 31, 2014 includes a $50 million one-time payment for settlement of a lease obligation. Three Months Ended December 31, Year Ended December 31, 2014 2013 2014 2013 Cash provided by operations $ 111 $ 171 $ 281 $ 418 Less: Capital expenditures (11) (15) (41) (34) Free Cash Flow(1)(2) $ 100 $ 156 $ 240 $ 384

25 Schedule V TIME INC. RECONCILIATION OF OPERATING INCOME TO ADJUSTED OIBDA - 2015 OUTLOOK (Unaudited; in millions) _____________ (1) OIBDA is defined as Operating income (loss) less Depreciation and Amortization. (2) Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangibles, fixed assets and investments; Restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions, investments and dispositions. 2015 Outlook 2014 Actual Low High Operating income $ 180 $ 85 $ 100 Depreciation 101 100 110 Amortization 78 75 80 OIBDA(1) $ 359 $ 260 $ 290 Asset impairments, Goodwill impairment, Restructuring and severance costs, gains/losses on operating assets, pension plan settlements and/or curtailments and Other costs related to mergers, acquisitions and dispositions 165 180 200 Adjusted OIBDA(2) $ 524 $ 440 $ 490